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                                                                   Exhibit 10.38

              Summary of 2006 Named Executive Officer Compensation

         The table below shows the current annual salary and 2006 target bonus under the Tenneco Inc. Value Added ("TAVA") Incentive Plan for the Company's Chief Executive Officer and each of the next four most highly compensated officers of the Company other than the Chief Executive Officer (based on salary and bonus received during 2005).

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        Name                   Current Salary            2006 Target Bonus
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
Mark P. Frissora                  $885,000                   $885,000
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Timothy R. Donovan                $439,662                   $273,000
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Hari N. Nair                      $414,000                   $273,000
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Kenneth R. Trammell               $395,000                   $273,000
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Richard P. Schneider              $378,872                   $161,000
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